June, 2014 NAREIT Presentation

Statements contained in these slides and any accompanying oral presentation by Spirit Realty Capital, Inc. (the “Company”) that are not strictly historical are forward-looking statements under federal securities laws. Any such forward-looking statements are reflections of management’s current operating plans, estimates, beliefs and assumptions based on information currently available to management, and are not guarantees of future performance. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, the Company’s continued ability to source new investments, risks associated with using debt to fund the Company’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads and changes in the real estate markets), unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities, general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew eases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate), risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended and additional risks discussed in the Company’s filings with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and in the prospectus supplements relating to the offerings recently completed by the Company. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTICE REGARDING NON-GAAP FINANCIAL MEASURES: In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Explanations of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures can be found at the end of this presentation. FORWARD LOOKING STATEMENT:

SRC Overview (1) NYSE Ticker SRC Enterprise Value $8.2 billion Market Capitalization $4.5 billion Pro Forma Leverage 7.1x Current Annualized Dividend $0.665 Dividend Yield 5.9% Current Share Price $11.29 IPO Share Price $7.87 (2) Annualized Total Shareholder Return Since IPO 34.6%  Spirit, a single tenant, triple net REIT focused on operationally essential commercial real estate, with a real estate portfolio consisting of 2,287 properties (99% occupied with a weighted average remaining lease term of 10.2 years) as of March 31, 2014  The portfolio is diversified by industry (19), tenants (387) and geography (48 states)  As of March 31, 2014, approximately 85% of our single tenant leases are triple net and 43% are under master leases (3)  Spirit is primarily focused on acquiring properties, primarily through sale-leaseback transactions, leased to high quality, middle market companies that are typically unrated and underserved from a capital perspective  Since being founded in 2003, the Company has operated through various market and economic environments Spirit Overview and Investment Highlights 2 Notes: (1) SRC Overview as of May 31, 2014. Enterprise Value calculated using debt and cash & cash equivalent balances as of March 31, 2014 and pro forma for subsequent offerings and related subsequent events. See Financial Definitions on page 11 and reconciliations on pages13-14. (2) $15.00 initial share price divided by the 1.9048 conversion ratio associated with Cole II merger. (3) Based on rental revenue.

Spirit’s Evolution Spirit Continues to Focus on Improving Tenant Concentration and Balance Sheet Flexibility 3 Criteria Sept. 2012 Sept. 2013 Mar. 2014 # of Properties (Owned and Financed) 1,183 2,083 2,287 Top Tenant Concentration (Shopko) (1) 30.2% 14.5% 14.0% Market Capitalization $1.3Bn $3.7Bn $4.5Bn Total Debt / EBITDA 7.6x 7.1x 7.1x Notes: (1) Based on rental revenue (2) As of May 31, 2014. See Financial Definitions on page 11. (3) See Financial Definitions on page 11 and reconciliation on page 13. (4) Does not include properties acquired in the merger with Cole Credit Property Trust II. +204+900 (0.5%)(15.7%) +0.8Bn+2.4Bn (0.0x)(0.5x)  Restructured $912MM in existing asset backed bonds upgrading the rating from BB+ to A+  Issued $330MM of new A+ rated asset backed bonds with a weighted average coupon rate of 4.89% and weighted average life of 7.4 years  Issued $748MM convertible debt securities with a weighted average coupon rate of 3.28% and weighted average life of 5.9 years  $3.5Bn acquisition of Cole Credit Property Trust II  $777MM in property investments since IPO through May 31, 2014 (4)  $433MM in property sales since September 2012 Key Highlights (2) (3)

Notes: (1) Calculation methodology set forth in S-11 dated September 12, 2012. (2) For reporting tenants, represents unit-level coverage ratio of EBITDAR to cash interest paid and rent expense; weighted by rent as of March 31, 2014. (3) Based on annualized rental revenue from tenants with actual or implied credit ratings of BBB- or higher. Implied credit ratings determined using Moody’s KMV licensed software, as of March 31, 2014.  Focus on retail real estate that is operationally essential to tenant profits – Including non-rated tenants with strong credit profiles, but otherwise overlooked by traditional lenders  Market segment allows for favorable lease structuring – 87% of portfolio has rent escalations – Approximately 43% of the portfolio under master lease Operational Highlights 4  Historical credit loss of only 3.4% since Spirit's inception in 2003 (1)  Portfolio occupancy rate has never been below 95% and 11 year average is greater than 99% – 81% historical lease renewal rate  Market segment allows for favorable lease structuring – Weighted average EBITDAR coverage ratio of 2.9x (2) – 50% of tenants are investment grade quality (3) Differentiated Business Strategy Seasoned, Cycle-Tested Portfolio $412 $884 $1,724 $1,993 $1,236 $124 $143 $158 $164 $417 $293 0 500 1,000 1,500 2,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Jan-May 2014 Real Estate Investments Amounts in Millions SRC

Large Diverse Portfolio 5 Spirit's Top Tenants Represent an Attractive Mix of Industries and Credits Notes: (1) By total revenue as of March 31, 2014. Credit Diversity (1) Tenant Industry Diversity (1) Top Tenants # of Prop. % of Portfolio (1) 181 14.0% 69 4.1% 109 3.3% Cajun Global LLC 201 2.5% 9 2.5% Alimentation Couche-Tard, Inc. 83 2.1% 37 1.7% 9 1.4% 12 1.4% 30 1.3% 8 1.2% 4 1.2% Universal Pool Co., Inc. 14 1.1% 24 1.1% 8 1.1% Total Top 15 798 39.6% Investment Grade - Actual Investment Grade - Implied Non-Investment Grade - Implied 19% 17% 18%8% 38% Specialty Retail Restaurants General and Discount RetailDrug Stores Other 38% Not Rated 1% 16% 34% Implied Non-Investment Grade - Actual 11%

SPIRIT REALTY CAPITAL

Large Diverse Portfolio

Spirit's Portfolio is Geographically Well-Diversified Retail Real Estate



WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
CO
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
RI
MA
VT
NH
ME
PROPERTIES
1-10
11-20
21-50
51-100
100+
% OF REVENUE
0%-5.0%
5.0%-10.0%
>10.0%

Property Type Diversification [1]



Office
5%
Industrial
9%
86%
Retail

Notes:
(1) By rental revenue as of March 31, 2014. Does not include investments of mortgage note portfolios and vacant properties.

6

2.3 2.1 4.1 3.6 4.4 3.6 5.7 7.5 4 6.7 56.0 0 10 20 30 40 50 60 70 Remainder 2014 2016 2018 2020 2022 2024 and thereafter 43% 43% 13% 1% Lease Profile with Predictable Revenue 7 The Combination of Contractual Bumps, Historically High Occupancy, Minimal Near Term Expiration and NNN Leases Contribute to a Predictable Revenue Profile Occupancy Lease Expiration (1) Lease Escalation (1) (%) Lease Structure (1) Notes: (1) By rental revenue as of March 31, 2014. Excludes investments in multi-tenant properties Contractual Fixed Contractual CPI-Related Flat Other % NNN % NN 85% 15% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Spirit Occupancy Rate GDP Growth G D P G ro w th R at e S R C O ccu p a n c y R at e

Investment Update 8  Spirit continues to source and close attractive investments  Year-to-date through May 31, 2014, Spirit has invested $293 million in 25 separate transactions and 144 properties generating an initial cash yield of 7.7% (1)  Investment activity had the following attributes: – Weighted average remaining lease term of 14.7 years – 21% with existing and 79% with new tenants – 69% direct sale leaseback  Currently, undrawn revolver and cash on balance sheet creates capacity to fund over $450 million in future investments  Additionally, Spirit has access to multiple sources of capital (CMBS, ABS, ATM, etc.) to help finance future investments Robust First Half Investment Pace at Attractive Initial Cash Yields Notes: (1) See Financial Definitions on page 11. Office 33% Retail 67% Asset Type

Balance Sheet Data 9 Recent Securities Offerings Extend Maturity Profile, Decrease Interest Rates, Increase Unencumbered Assets, and Improve Maturity Ladder Balance Sheet (1)  $7.5 billion in total assets – Almost entirely owned real estate – Long-term leases  Pro forma outstanding debt of $4.0 billion  Current leverage of 7.1x (2)  Weighted average contractual interest rate on total outstanding debt of 5.23% (3)  Weighted average debt maturity of 5.3 years  Approximately 20% of undepreciated gross investment in real estate and loans will be unencumbered Scheduled Principal Amortization (1) Balloon Payments at Maturity (1) ($MM) ($MM) Notes: (1) As of March 31, 2014, adjusted for subsequent events. (2) Pro Forma Adjusted Debt / Annualized Adjusted EBITDA. See Financial Definitions on page 11 and reconciliation on page 13. (3) Represents Pro Forma weighted average interest rate. See page 12 for reconciliation. 10 32 32 30 30 32 66 0 100 200 300 400 500 Remainder 2014 2015 2016 2017 2018 2019 Thereafter Total Annual Amortization Cumulative Amortization 30 246 300 905 249 50 1,106 889 452 1,559 -500 0 500 1,000 1,500 2,000 2014 2015 2016 2017 2018 2019 Thereafter $166MM by 2019 Adjusted for Offerings Decrease 2016 Maturities by 66%

Income Statement Data 10 Notes: (1) See Reconciliation on page 15. (2) See Financial Definitions on page 11. Income Statement  $576 million in annualized revenue  $555 million in annualized NOI  G&A is 7.7% of revenue (7.5% including revenues from discontinued operations)  1Q14 annualized AFFO was approximately $0.80 per share  AFFO per share is estimated to be between $0.77 and $0.82 per share in 2014 ($000s) Quarter ended March 31, 2014 Revenues $ 143,972 Property costs 5,282 Net operating income (“NOI”) (1) (2) 138,690 General and administrative expenses 11,067 Acquisition costs 1,281 Income from discontinued operations 3,054 EBITDA (2) 129,396 Interest 54,399 Non-real estate related depreciation and amortization 94 Income taxes 217 Funds from Operations (“FFO”) (2) $ 74,686 Adjustments, net (136) Adjusted Funds from Operations (“AFFO”) (2) $ 74,550 AFFO per share of common stock $ 0.20

Financial Definitions 11  NOI from Continuing Operations – Represents net income (loss) (computed in accordance with GAAP), excluding general and administrative expenses, merger costs, real estate acquisition costs, interest expense, depreciation and amortization, impairments, loss on debt extinguishment, and income tax expense (benefit).  EBITDA from Continuing Operations, as Adjusted – Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense, depreciation and amortization, and income tax expense (benefit); as further adjusted to eliminate the impact of merger costs, impairments, and loss on debt extinguishment.  EBITDAR – Represents net income (loss) before the cumulative effect of income (loss) from discontinued operations, interest expense, depreciation and amortization, income tax expense (benefit), and rent.  Enterprise Value – Represents market capitalization plus the sum of long-term and short-term debt on the company's balance sheet less cash and cash equivalents.  Adjusted Funds from Operations (AFFO) – AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. It adjusts FFO (defined below) to eliminate the impact of non-recurring items that are not reflective of ongoing operations and certain non-cash items that reduce or increase net income in accordance with GAAP. Our computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and, therefore, many not be comparable to such other REITs. AFFO should not be considered as a substitute for net income determined in accordance with U.S. GAAP as measures of financial performance. Reconciliations from U.S. GAAP net income available to common stockholders to AFFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Funds from Operations (FFO) – FFO represents net income (loss) computed in accordance with GAAP, excluding real estate-related depreciation and amortization, impairment charges and net losses (gains) on the disposition of real estate assets. Its calculation conforms to the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. Reconciliations from U.S. GAAP net income available to common stockholders to FFO are included in financial statements filed by the Company with the Securities and Exchange Commission.  Market Capitalization – Calculated by multiplying the number of shares outstanding by the closing share price of the company's common stock as of the date indicated.  Adjusted Debt – Represents interest bearing debt (reported in accordance with GAAP) adjusted to include preferred stock and exclude unamortized debt discount, as further reduced for cash and cash equivalents, and cash collateral deposits retained by lenders. Reconciliations from U.S. GAAP reported debt to Adjusted Debt are included in financial statements filed by the Company with the Securities and Exchange Commission.  Adjusted EBITDA – Represents earnings before interest, taxes, depreciation and amortization, modified to include other adjustments to GAAP net income (loss) for merger costs, real estate acquisition costs, impairment losses, gains (losses) from the sale of real estate and debt transactions and other items that are not considered to be indicative of our on-going operating performance. Reconciliations from U.S. GAAP net income available to common stockholders to Adjusted EBITDA are included in the financial statements filed by the Company with the Securities Exchange Commission.  Annualized Adjusted EBITDA – Calculated by multiplying adjusted EBITDA for the quarterly period presented by four.  Leverage -- We calculate Leverage by dividing Adjusted Debt by Annualized Adjusted EBITDA.  Initial Cash Yield - We calculate initial cash yield from properties by dividing the annualized first month base rent (excluding any future rent escalations provided for in the lease) by the gross acquisition cost of the related properties. Gross acquisition cost for an acquired property includes the contracted purchase price and any related capitalized costs. Initial cash yield is a measure (expressed as a percentage) of the base rent expected to be earned on an acquired property in the first year. Because it excludes any future rent increases or additional rent that may be contractually provided for in the lease, as well as any other income or fees that may be earned from lease modifications or asset dispositions, initial cash yield does not represent the annualized investment rate of return of our acquired properties. Additionally, actual base rent earned from the properties acquired may differ from the initial cash yield based on other factors, including difficulties collecting anticipated rental revenues and unanticipated expenses at these properties that we cannot pass on to tenants, as well as the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2013.

Weighted Average Stated Interest Rate Reconciliations 12 Pro Forma Weighted Average Stated Interest Rate $MM, Unless Otherwise Noted Amount Interest Rate (%) (1) Debt Balance as of March 31, 2014 $3,873.7 5.71 Plus: Revolver Draw Subsequent to Quarter Close 73.0 2.65 Plus: Convertible Notes Issuance (5 Year) (2) 402.5 2.88 Plus: Convertible Notes Issuance (7 Year) (2) 345.0 3.75 Less: Pro Forma Revolver Balance (3) (193.0) 2.65 Less: Shopko CMBS Paydown (488.7) 6.59 Less: Other CMBS Paydown (39.2) 5.95 Total $3,973.3 5.23 Notes: (1) Excluding interest expense associated with amortization of deferred financing costs and debt discounts, premiums. (2) Represents principal balance and reflects the exercise of the over-allotment options. (3) LIBOR + 250bps. One month LIBOR as of May 30, 2014 of 15bps. Balance pro forma for subsequent events.

Pro Forma Leverage Reconciliation 13 $MM, Unless Otherwise Noted March 31, 2014 Adjustments for Subsequent Events Adjustments for Offerings Pro Forma for Subsequent Events and Offerings Revolving Credit Facility, Net $120.0 $73.0 ($193.0) – Line of Credit, Net 15.6 – – 15.6 Mortgages and Notes Payable, Net (1) 3,738.1 (527.9) 3,210.2 Convertible Notes Offering – 747.5 747.5 Total Debt 3,873.7 3,973.3 Add / (Less): Preferred Stock – – Unamortized Debt Discount / (Premium) (0.7) (0.7) Cash and Cash Equivalents (30.0) (206.3) (236.3) Cash Collateral Deposits for the Benefit of Lenders Classified as Other Assets (21.9) (21.9) Total Adjustments (52.6) (258.9) Adjusted Debt 3,821.1 3,714.4 Net Income (Loss) Attributable to Common Stockholders 14.2 14.2 Add / (Less) (2): Interest 54.4 54.4 Depreciation and Amortization 60.6 60.6 Income Tax Expense 0.2 0.2 Total Adjustments 115.2 115.2 EBITDA 129.4 129.4 Add / (Less) (2): Cole II Merger Related Costs in EBITDA – – Master Trust Notes Exchange Costs 0.0 0.0 Real Estate Acquisition Costs 1.3 1.3 Impairments 1.7 1.7 Gains on Dispositions of Assets (1.7) (1.7) Total Adjustments to EBITDA 1.3 1.3 Adjusted EBITDA 130.7 130.7 Annualized Adjusted EBITDA (3) 522.8 522.8 Leverage (Adjusted Debt / Annualized Adjusted EBITDA) 7.3x 7.1x Notes: (1) Pending repayment of the Shopko debt (which requires 30 days notice), we will hold cash balances in interest-bearing accounts and short-term, interest-bearing securities. (2) Adjustments include all amounts charged to continuing and discontinued operations. (3) Adjusted EBITDA multiplied by 4.

Pro Forma Enterprise Value Reconciliation 14 Pro Forma Secondary Offering of Common Stock – May 20, 2014 MM, unless otherwise noted Share Count Prior to Secondary Offering 372.3 Plus: Shares Issued in Secondary Offering ($10.69 price per share) 26.5 Pro Forma Shares Outstanding 398.8 Share Price per Share $11.29 Equity Market Capitalization $4,501.9 Plus: Pro Forma Debt $3,973.3 Total Market Cap $8,475.2 Less: Pro Forma Cash ($236.3) Enterprise Value $8,238.9

NOI Reconciliation 15 Net Operating Income from Continuing Operations Reconciliation Quarter Ended ($000’s) March 31, 2014 Income from Continuing Operations $ 9,470 Adjustments: General and Administrative Expense 11,067 Merger Costs - Real Estate Acquisition Costs 1,281 Interest Expense 54,399 Depreciation and Amortization Expense 60,549 Impairments (recoveries) 1,707 Income Tax Expense 217 Net Operating Income from Continuing Operations $138,690